LONG-TERM DEBT (Tables)	12 Months Ended
Mar. 31, 2023
Debt instruments held [abstract]
Disclosure of long-term debt [Table Text Block]
	March 31,	March 31,
	2023	2022
	$	$

First mortgage payable in monthly installments of $85,504 including interest at 5% per annum, due March 1, 2024, with land and building, having a net book value of $2,012,414 [note 7] (March 31, 2022: $2,003,043), pledged as collateral	998,080	1,949,000
Less current portion	(998,080)	(950,930)
Total long-term debt	-	998,070